                                                                  ZENASCENT INC.
August  , 2001

To Whom It May Concern:

The following are the 3 Consultants hired by Zenascent in accordance with the CKP merger and the Compensation owed to them respectively. They were an important piece of bringing this deal together and keeping the parties interested over the course of the negotiating period. There will be no further compensation of any sort owed to the parties listed below by Zenascent.

Buffalo Consultants, LLC
32 Rainbow Ridge Drive
Livingston, NJ  07033
400,000 shares of Common Stock
Piggy Back Rights

                                       By:
                                          --------------------------------------
                                          Buffalo Consultants, LLC

                                       By:
                                          --------------------------------------
                                          Zenascent, Inc.

Sheldan Consulting LLC
110 West View Road
Short Hills, NJ  07078
400,000 shares of Common Stock
Piggy Back Rights
                                       By:
                                          --------------------------------------
                                          Sheldan Consulting, LLC

                                       By:
                                          --------------------------------------
                                          Zenascent, Inc.

CMR Capital Group, LLC
110 West View Road
Short Hills, NJ  07078
200,000 shares of Common Stock
$44,000
Piggy Back Rights
                                       By:
                                          --------------------------------------
                                          CMR Capital Group, LLC

                                       By:
                                          --------------------------------------
                                          Zenascent, Inc.